FOURTH AGREEMENT OF AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fourth Agreement of Amendment to Loan and Security Agreement ("Amendment") is effective July 20, 2017 by and among GERBER FINANCE INC., a New York corporation, having an office at 488 Madison Avenue, New York, New York 10022 ("Lender"), KBS BUILDERS, INC., a Delaware corporation, having an address of 300 Park Street, South Paris, Maine 04281, ("Borrower"); and ATRM HOLDINGS, INC., a Minnesota corporation, having an office at 5215 Gershwin Avenue N., Oakdale, Minnesota 55128 ("Guarantor").

RECITALS

A.    Borrower has executed and delivered to Lender a certain Promissory Note, dated February 23, 2016, in the original maximum principal sum of Four Million Dollars ($4,000,000.00), (the "Note") payable to the order of Lender.

B.    In connection with the execution and delivery of the Note and to secure payment and performance of the Note and other obligations of Borrower to Lender, Lender and Borrower have executed, among other things, a Loan and Security Agreement dated as of February 23, 2016, as amended by the Agreement of Amendment to Loan and Security Agreement dated as of November 30, 2016, a Second Agreement of Amendment dated as of November 30, 2016, and a Third Agreement of Amendment dated as of June 30, 2017 (collectively, the "Loan Agreement").

C.    By having executed the Loan Agreement as a Corporate Credit Party, Guarantor has unconditionally guaranteed all obligations of Borrower to Lender.

D.    For purposes of convenience, the Note, Loan Agreement, and related collateral agreements, certificates and instruments are collectively referred to as the "Credit Documents".

E.    Borrower has requested a modification to the Loan Agreement.

F.    Lender and Borrower wish to clarify their rights and duties to one another as set forth in the Credit Documents.

NOW, THEREFORE, in consideration of the promises, covenants and understandings set forth in this Amendment and the benefits to be received from the performance of such promises, covenants and understandings, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENTS

1.    Lender and Borrower reaffirm, consent and agree to all of the terms and conditions of the Credit Documents as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Amendment.

2.    In the case of any ambiguity or inconsistency between the Credit Documents and this Amendment, the language and interpretation of this Amendment is to be deemed binding and paramount.

3.    The Credit Documents (and any exhibits thereto) are hereby amended as follows:

A.     As to the Loan Agreement:

(i)    Section 1.1 is hereby amended to read as follows with respect to the following definition:

“Equipment Availability” means the amount of such Revolving Credit Advances against Eligible Equipment as set forth on the attached Schedule VI, and the amount of such future Revolving Credit Advances against Eligible Equipment as may be added to Schedule VI from time to time in Lender’s sole and absolute discretion, based upon seventy percent (70%) of the appraised forced liquidation value of such Eligible Equipment, as determined by an appraiser then acceptable to Lender, each of which amounts shall be reduced in equal monthly installments as set forth on Schedule VI, as such schedule may be amended by the Lender from time to time.

4.     Borrower and the Guarantor represent and warrant that as of the date hereof, no Default or Event of Default pursuant to or defined in any of the Credit Documents has occurred and is continuing other than as addressed in a Second Agreement of Amendment to Loan and Security Agreement executed by Lender, Guarantor, EdgeBuilder, Inc. and Glenbrook Building Supply, Inc. Lender agrees to waive this Event of Default through July 31, 2017 as therein provided. Borrowers and Credit Parties hereby consent and agree to the terms of this waiver and that no waiver, forbearance, delay or inaction by Lender in the exercise of its rights and remedies, and no continuing performance under the Credit Documents (a) constitutes a modification or an alteration of any of the other terms, conditions or covenants thereof, all of which remain in full force and effect; or (b) constitutes a waiver, release or limitation upon Lender's exercise of any of its other rights and remedies thereunder, all of which are hereby expressly reserved; or (c) relieves or releases Credit Parties from any of their respective duties, obligations, covenants or agreements under the Credit Documents.

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5.    Capitalized terms used in this Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

6.    The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Amendment.

7.    This Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Amendment is not assignable by Borrower or Guarantor without the prior written consent of Lender.

8.    To the extent that any provision of this Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Amendment invalid or unenforceable. This Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

9.    This Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Amendment is deemed to be part of and integrated into the Credit Documents.

10.    THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

11.    The parties to this Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Amendment, the enforceability and interpretation of the terms contained in this Amendment and the consummation of the transactions and matters covered by this Amendment.

12.    Borrower agrees to pay all attorneys' fees and other costs incurred by Lender or otherwise payable in connection with this Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof.

13.    This Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of

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this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

THE BORROWER, FOR ITSELF, ITS SUBSIDIARIES (IF ANY) AND THE GUARANTOR AND LENDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AMENDMENT OR THE DEBT AS AN INDUCEMENT TO THE EXECUTION OF THIS AMENDMENT.

[Remainder of Page Left Intentionally Blank – Signature Pages Follow]

IN WITNESS WHEREOF, the parties have signed this Amendment.

KBS BUILDERS, INC.

By:/s/ Daniel M. Koch
Daniel M. Koch
                                President

ATRM HOLDINGS, INC.

By:/s/ Daniel M. Koch
Daniel M. Koch
                                President

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(Signatures continued on next page)

[Signature Page to Fourth Agreement of Amendment to Loan and Security Agreement]

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(signatures continued)

GERBER FINANCE INC.

By:
Jennifer Palmer
President

[Signature Page to Fourth Agreement of Amendment to Loan and Security Agreement]

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SCHEDULE VI
Equipment Availability

Start Date of Amortization Period	Appraised Forced Liquidation Value of Equipment Collateral	Amount of Equal Monthly Installments	First Reduction Date	Final Reduction Date
April 1, 2017	$584,850 (as of April 1, 2017)	36	April 1, 2017	March 1, 2020
August 1, 2017	$255,008 (as of August 1, 2017)	36	August 1, 2017	July 1, 2020

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